UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On September 9, 2011, Teresa D. Covello, Senior Vice President, Chief Accounting Officer and Treasurer of MFA Financial, Inc. (the “Company”), submitted her resignation to the Company, effective October 7, 2011.

(c)  In addition to her role as Senior Vice President, in which she has served since May 2008, on September 14, 2011, the Board of Directors of the Company elected Kathleen A. Hanrahan as the Company’s Chief Accounting Officer, effective upon Ms. Covello’s resignation as indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

	By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date: September 14, 2011